UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 11, 2005

Date of Report (Date of earliest event reported)

VYYO INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30189	94-3241270
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4015 Miranda Avenue, First Floor

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 319-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 Termination of a Material Definitive Agreement

On May 6, 2005, Vyyo Inc. (the “Company”) provided six months advance notice to Hillel Weinstein of the termination of his employment with the Company’s subsidiary, Xtend Networks, effective November 6, 2005, in accordance with the provisions of his employment agreement dated as of June 30, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYYO INC.

Date: May 11, 2005	By:	/s/ Arik Levi
Arik Levi
Chief Financial Officer

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